UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2011

COMPASS BIOTECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-52057 (Commission File Number)	47-0930829 (I.R.S. Employer Identification Number)

9650 – 20 Avenue, Edmonton, Alberta, Canada T6N 1G1
(Address of Principal Executive Offices and Zip Code)

780-469-2975
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement

On August 19, 2011, the Company entered into a convertible promissory note in the amount of $50,000 with Asher Enterprises, Inc. a Delaware corporation (hereafter referred to as “Asher.” Prior to the Company’s entrance into this material definitive agreement with Asher, there were no material relationships between the Company and its affiliates and Asher and its affiliates. The note is convertible into restricted common shares of the Company at a conversion price calculated based upon a “Variable Conversion Price,” subject to equitable adjustments for stock splits, stock dividends, or rights offerings by the Company related to its securities. The Variable Conversion Price means 58% (representing a discount of 42%) of an average of the three lowest closing trading prices for the Company’s common stock on the Over The Counter Bulletin Board during a ten trading day period ending one trading day prior to the date the Conversion Notice is sent to the Company.  Asher’s conversion rights are limited to converting up to 4.99% of the issued and outstanding common stock of the Company at any one time. The note matures on May 22, 2012. The note bears interest at the rate of 8% per annum. Should any amount of principal and interest be unpaid when due, the interest rate on such sums is 22%.

The Company has the right to prepay the note 60 days after execution as long as the Company gives proper notice to Asher and pays an “Optional Prepayment Amount” equal to 135%, multiplied by the sum of the then outstanding principal amount of the note, plus accrued and unpaid interest on the unpaid principal amount of the note to the Optional Prepayment Date, plus default interest, if any, as provided for in the note.

The Company has the right to prepay the note 61 days after execution, but not extending beyond 120 days following the issue date, if after giving proper notice to Asher the Company pays Asher an amount in cash (the “Second Optional Prepayment Amount”) equal to 145%, multiplied by the sum of the then outstanding principal amount of the note plus accrued and unpaid interest on the unpaid principal amount of the note to the Optional Prepayment Date, plus default interest, if any, as provided for in the note.

The Company has the right to prepay the note 121 days after execution, but not extending beyond 180 days following the issue date, if after giving proper notice to Asher the Company pays Asher an amount in cash (the “Third Optional Prepayment Amount”) equal to 155%, multiplied by the sum of the then outstanding principal amount of the note plus accrued and unpaid interest on the unpaid principal amount of the note to the Optional Prepayment Date, plus default interest, if any, as provided for in the note.

The Company’s failure to make timely prepayments after providing proper notice to Asher results in the Company’s loss of the right to prepay the note during the specified term.

The note is determined to be in default if the Company fails to pay principal and interest when due; fails to convert any portion of the principal and interest elected by Asher to be converted into common stock; breaches any of the material covenants and warranties in the note; files bankruptcy; is the subject of a receivership; has its common stock delisted; fails to comply with the reporting requirements of the Exchange Act, or cease becoming subject to the reporting requirements of the Exchange Act; ceases operations and is liquidated; replaces its transfer agent without providing irrevocable instructions regarding reserving shares consistent with the note; conducts a reverse split of the Company’s common stock without providing 20 days written notice; and/or is required by the SEC to restate any of its financials for a period including two years before the effective date of the note.

The note is construed under New York law and enforcement actions or actions to construe the note are agreed to be undertaken in the State Courts or Federal Courts of New York.

On April 5, 2009 we issued an unsecured promissory note in the amount of $20,000 to Mitch Gordic.  On November 10, 2011, Mitch Gordic assigned all of the $20,000 under the promissory note.

On November 10, 2011 we renegotiated the conversion price of the promissory note with Mitch Gordic from $0.80 to $0.001 per share.

On November 10, 2011, we entered into an assignment agreement with Classic Ventures Ltd., with respect to the assignment of $3,000 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with TJM Investments., with respect to the assignment of $3,000 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Freeport Properties Ltd., with respect to the assignment of $3,000 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Mellendzhik Ltd., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with AD Astra Holdings Inc., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Khays Capital Resources Inc., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

On November 10, 2011, we entered into an assignment agreement with Vectra Holdings S.A., with respect to the assignment of $2,750 under the April 5, 2009 promissory note.

Item 3.02                      Unregistered Sales of Equity Securities

On November 10, 2011, we received Notices of Conversion from Classic Ventures, Freeport Properties, TJM Investments, Mellendzhik, AD Astra Holdings, Khays Capital and Vectra converting each of their portions under the promissory note.

On November 10, 2011 we issued 2,750 shares of our common stock (an aggregate of 11,000 shares of our common stock) at a conversion price of $0.01 per share to each of Mellendzhik, AD Astra Holdings, Khays Capital and Vectra.

On November 10, 2011 we issued 3,000 shares of our common stock (an aggregate of 11,000 shares of our common stock) at a conversion price of $0.01 per share to each of Class Ventures, Freeport Properties and TJM Investments.

17,000 shares of common stock were issued to 6 non-U.S. individuals (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933.

3,000 shares of common stock were issued to 1 U.S. individual (as that term is defined in Regulation S of the Securities Act of 1933) pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended

Item 9.01                      Financial Statements and Exhibits 1

10.1           Convertible Promissory Note dated August 19, 2011

10.2           Mitch Gordic. Assignment #1 dated November 10, 2011

10.3           Mitch Gordic. Assignment #2 dated November 10, 2011

10.4           Mitch Gordic. Assignment #3 dated November 10, 2011

10.5           Mitch Gordic. Assignment #4 dated November 10, 2011

10.6           Mitch Gordic. Assignment #5 dated November 10, 2011

10.7           Mitch Gordic. Assignment #6 dated November 10, 2011

10.8           Mitch Gordic. Assignment #7 dated November 10, 2011

10.9           Amendment to Promissory Note Date April 5th, 2009

1 Exhibits referenced in this Form 8-K Amendment were previously submitted by the Company in its previous Form 8-K filing and are not included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS BIOTECHNOLOGIES INC.

Date: January 30, 2012	By:	/s/ Garth Likes
Garth Likes
President